Filed under Rule 497(e)

Registration No. 811-08789

VALIC COMPANY II

Supplement to the Prospectus dated January 1, 2013

International Opportunities Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, information about the current portfolio manager Vincent Willyard is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Stephan Maikkula	2013	Executive Director

In the Management section under Investment Sub-Advisers — UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the portfolio manager information with respect to the Fund is deleted in its entirety and replaced with the following:

The portion of the International Opportunities Fund sub-advised by UBS Global AM is managed by Stephan Maikkula. Mr. Maikkula is an Executive Director and is a member of the Global ex-US Growth Equities team. Mr. Maikkula has been at UBS Global Asset Management since 2007. Prior to joining UBS Global Asset Management, Mr. Maikkula held positions at Nicholas-Applegate Capital Management and with the Employees Retirement System of Texas.

Date: July 2, 2013